UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2025

Starwood Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-34436 (Commission File Number)	27-0247747 (IRS Employer Identification No.)

2340 Collins Avenue, Suite 700 Miami Beach, FL	33139
(Address of principal	(Zip Code)
executive offices)

Registrant's telephone number, including area code: (305) 695-5500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	STWD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On July 16, 2025, Starwood Property Trust, Inc. (the “Company”) and its external manager, SPT Management, LLC (the “Manager”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with BofA Securities, Inc. and Wells Fargo Securities, LLC (the “Underwriters”) relating to the issuance and sale of 25,500,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”).  Pursuant to the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 3,825,000 shares of Common Stock. The Company expects to receive net proceeds from the offering of approximately $501.5 million (or approximately $576.9 million if the Underwriters’ option to purchase additional shares is exercised in full) after deducting its estimated expenses. The Company intends to use the net proceeds received from the offering to fund a portion of the purchase price for the Company's recently announced pending acquisition of Fundamental Income Properties, LLC. The Company may also use a portion of the net proceeds (or all of the net proceeds, in the unlikely event the acquisition does not close) to originate and purchase commercial mortgage loans and other target assets and investments, or for other general corporate purposes, including, but not limited to, the repayment of outstanding indebtedness under the Company's repurchase facilities. The offering closed on July 18, 2025.

Item 9.01.	Financial Statements and Exhibits.

(d)         Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement, dated July 16, 2025, among the Company, the Manager and the Underwriters
5.1	Opinion of Womble Bond Dickinson (US) LLP regarding the legality of the shares
23.1	Consent of Womble Bond Dickinson (US) LLP (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 18, 2025	STARWOOD PROPERTY TRUST, INC.

	By:	/s/ Jeffrey F. DiModica
	Name:	Jeffrey F. DiModica
	Title:	President